UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 31, 2015

ServisFirst Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36452	26-0734029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

850 Shades Creek Parkway, Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On July 31, 2015, ServisFirst Bancshares, Inc., a Delaware corporation (“ServisFirst”), redeemed all of the issued and outstanding shares of ServisFirst’s Senior Non-Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”), originally issued on June 21, 2011 to the United States Department of the Treasury in connection with the Treasury’s Small Business Lending Fund program. The redemption price was the stated liquidation value of $1,000 per share, plus any accrued and unpaid dividends accumulated to, but excluding, the redemption date. Immediately prior to the redemption, there were 40,000 shares of Series A Preferred Stock outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

	By:	/s/ Thomas A. Broughton, III
Dated: August 6, 2015		Thomas A. Broughton, III
President and Chief Executive Officer